UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 17, 2024
Date of Report (Date of earliest event reported)
________________________________________________________
QT Imaging Holdings, Inc.
(Exact name of Registrant as Specified in Charter)
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Delaware	001-40839	86-1728920
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

3 Hamilton Landing, Suite 160
Novato, CA 94949
(Address of principal executive offices, including Zip Code)
(650) 276-7040
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.0001 par value	QTI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by QT Imaging Holdings, Inc. (the “Company”) in a Current Report on Form 8‑K filed with the U.S. Securities and Exchange Commission on May 10, 2024, the Company received a written notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the 30 consecutive business days prior to May 6, 2024, the Company’s Market Value of Listed Securities (“MVLS”) was below the minimum of $50 million required for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”). On June 17, 2024, the Staff of Nasdaq sent to the Company a further written notice (the “Notice”) notifying the Company that it is also no longer in compliance with the Nasdaq Listing Rules because the minimum bid price of the Company’s common stock has been below $1.00 per share for 30 consecutive business days. The Notice has no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Global Market. An indicator reflecting non‑compliance will be displayed with quotation information related to the Company’s shares on NASDAQ.com and NASDAQTrader.com and may be displayed by other third-party providers of market data information.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the Notice, or until December 16, 2024 (the “Compliance Date”), to regain compliance with the minimum bid price requirement. This compliance period expires after the date when compliance period to regain compliance with respect to the MVLS Requirement expires, which is November 4, 2024. During the period from the receipt of the Notice until the Compliance Date, the Company’s securities will continue to trade on The Nasdaq Global Market under the symbol “QTI.” If at any time before the Compliance Date the bid price for the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide written notification to the Company that it has regained compliance with the minimum bid price requirement.

In the event the Company does not regain compliance with the minimum bid price requirement by the Compliance Date, the Company may be eligible for an additional 180 calendar day compliance period if it transfers to The Nasdaq Capital Market, provided that it meets the applicable market value of publicly held shares requirement for continued listing and all other applicable requirements for initial listing on The Nasdaq Capital Market (except for the minimum bid price requirement) based on the Company’s most recent public filings and market information and provides written notice to Nasdaq of its intention to cure the bid price deficiency during the additional compliance period. If the Company fails to regain compliance during the compliance period (including a second compliance period, if applicable), then Nasdaq will notify the Company of its determination to delist its common stock, at which point the Company may appeal Nasdaq’s delisting determination to a Nasdaq hearing panel.

The Company intends to actively monitor the closing bid price of its common stock and will consider all available options to regain compliance with the minimum bid price requirement, which may include effecting a reverse stock split. Additionally, the Company may consider applying to transfer the listing of its securities to The Nasdaq Capital Market (provided that it then satisfies the requirements for continued listing on that market). There can be no assurance that the Company will regain compliance with the minimum bid price requirement during the 180-calendar day compliance period, secure an additional 180 calendar day period to regain compliance, maintain compliance with the other Nasdaq listing requirements or be successful in appealing any delisting determination.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s ability to regain compliance with the minimum bid price requirement and the MVLS Requirement; the Company’s intent to monitor its minimum bid price and the market value of listed securities and consider available options to regain compliance with the minimum bid price requirement and MVLS Requirement; and the Company’s success in appealing any delisting determination. In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward‑looking statement, including, but not limited to, the Company’s ability to regain compliance with the minimum bid price requirement and the MVLS Requirement; and the other important factors outlined under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 25, 2024 and its Quarterly Report on Form 10-Q for the period ended March 31, 2024, as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC's website at

www.sec.gov. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this Current Report on Form 8-K to reflect changes since the date of this Current Report on Form 8-K, except as may be required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 21, 2024	QT Imaging Holdings, Inc.
		By:	/s/ Raluca Dinu
		Name:	Raluca Dinu
		Title:	Chief Executive Officer